UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 29, 2026

GE HEALTHCARE TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41528	88-2515116
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 W. Monroe Street, Chicago, IL		60661
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code) (833) 735-1139

______________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	GEHC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.	☐

Item 7.01 Regulation FD Disclosure.

GE HealthCare Technologies Inc. ("GE HealthCare," the “Company,” “our,” “us,” or “we”) is filing this Current Report on Form 8-K to provide recast unaudited historical financial information related to a previously announced change in reportable segments. In the second quarter of 2026, we made a strategic change to our executive leadership and to our segments, combining our Imaging and Advanced Visualization Solutions businesses into a new operating and reportable segment, Advanced Imaging Solutions (“AIS”). This change positions the Company to enhance execution, accelerate innovation, and create efficiencies.

Following this organizational change, the Company has three reportable segments: AIS, Pharmaceutical Diagnostics (“PDx”), and Patient Care Solutions (“PCS”), which is aligned with how the Chief Operating Decision Maker reviews the business for the purpose of assessing performance and allocating resources. These segments have been identified based on the nature of the products sold and how the Company manages its operations. We have not aggregated any of our operating segments to form reportable segments. Our PDx and PCS reportable segments operate as described in the “Business” section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

ADVANCED IMAGING SOLUTIONS.

Our AIS segment provides diagnostic, interventional, and digital imaging technologies designed to support clinical decision-making across the care continuum, from screening and diagnosis through treatment and follow-up. The AIS segment has a product portfolio that serves customers across three core areas: Radiology, Specialized Ultrasound, and Procedural Guidance. Radiology was formerly reported as our Imaging business, while Specialized Ultrasound and Procedural Guidance were previously reported in our AVS business. Our products support providers in the delivery of care for a broad spectrum of clinical specialties, including oncology, cardiology, neurology, nuclear medicine, orthopedics, women’s health, pediatrics, and surgery.

Radiology includes the following product lines.
•Computed Tomography (“CT”) scans render 3D anatomical images of structures, such as bone, soft tissue, and air cavities using an X-ray tube that rotates around a patient. The images are used in a wide variety of applications, including the detection of tumors or lesions, blocked blood vessels in the brain, abnormal heart conditions, complex bone fractures, and internal injuries from trauma. Our comprehensive CT portfolio includes multi-purpose and specialty scanners.
•Magnetic Resonance (“MR”) is a non-invasive imaging technology that produces detailed anatomical images of almost every internal structure in the human body, such as the brain, spinal cord, heart, breast, kidneys, muscles, ligaments, and tendons. MR can also be used for functional imaging, and it is well-suited for disease detection, diagnosis, and treatment monitoring of a variety of conditions, including stroke, cancer, trauma, aneurysm, multiple sclerosis, cardiomyopathy, and congenital disorders. Our MR portfolio includes scanners for a range of clinical capabilities through different bore sizes, magnetic field strengths, and scalable platforms.
•Molecular Imaging (“MI”) enables the visualization, characterization, and quantification of functional processes taking place at the cellular and subcellular levels within patients. The images produced by MI systems allow clinicians to study the cellular and molecular pathways and mechanisms of disease in patients. We offer a complete MI solution from cyclotrons, chemistry synthesis, positron emission tomography (“PET”), CT, single-photon emission computed tomography, PET/MR, and nuclear medicine to advanced digital and AI-enabled solutions. Our MI team works closely with the PDx segment and their innovations and collaborations with pharmaceutical companies.
•Solutions for Enterprise Imaging provides a portfolio of cloud-enabled, AI-powered software that enables healthcare organizations to capture, manage, and integrate medical imaging and related clinical data across the enterprise. These solutions support radiology, cardiology, and other imaging specialties by streamlining workflows, improving clinician productivity, and enhancing care coordination across hospital, outpatient, and ambulatory settings. The portfolio is designed to evolve over time through software upgrades and new capabilities, helping customers address workforce challenges and improve patient outcomes.
•Women’s Health products use X-ray technology to help clinicians screen for and diagnose breast cancer as well as bone and metabolic diseases in women. The product portfolio includes imaging and biopsy positioning systems designed to image the breast and dual energy X-ray absorptiometry scanners designed to image bones with low mineral density.
•X-ray systems are used by clinicians to perform first-line diagnostic imaging examinations of anatomical structures in the body, such as bones, lungs, and the gastrointestinal tract. Our X-ray product portfolio includes systems for three distinct clinical situations: fixed room radiography products installed in hospitals and imaging centers; mobile radiography products used for bedside or other point-of-care imaging needs; and fluoroscopy products installed in hospitals for dynamic or “moving” X-ray imaging in applications like gastrointestinal examinations.

Procedural Guidance includes the following product lines.
•CardioVascular and Interventional Solutions provides clinicians with innovative solutions that enhance diagnoses, intervention, treatment, and monitoring in therapeutic areas such as cardiology in the catheterization labs, peripheral vascular, neurovascular, interventional radiology, and oncology. Our integrated portfolio of ultrasound systems for assessing cardiac structure and function, alongside advanced real-time X-ray imaging systems, combines innovative imaging technology, intelligent workflows, and ergonomic design to help healthcare providers deliver care with greater confidence and efficiency. Together, these solutions support image-guided therapy across the full spectrum of interventional procedures.
•Surgical Innovations products are used in the procedural environment and include a broad portfolio of advanced mobile surgical C-arms that meet clinical needs for surgical imaging and are designed to be easily maneuverable in operating rooms and adaptable for various surgical procedures. Surgical visualization and guidance technology expands the use of ultrasound beyond diagnostics to provide real-time information during procedures to help guide interventions and navigate inside the human body.

Specialized Ultrasound includes the following product lines.
•Comprehensive Care Ultrasound includes systems that produce images to support precise screening, diagnosis, monitoring, and treatment across the whole body, including liver, thyroid, kidney, breast, vascular, and transcranial applications. These systems include point-of-care and handheld ultrasound devices to support clinical decision-making throughout various care pathways in diverse sites of care. Our systems combine high image quality with comprehensive clinical tools including measurement quantification, workflow automation, cross-modality networking, real-time and AI-enabled scan guidance, and cloud-based technologies with versatility, accessibility, and portability required to deliver care.
•Women’s Health Ultrasound provides systems to support obstetrics, gynecology, and reproductive medicine. These care areas require specially designed ultrasound products that account for patient comfort and workflow constraints to enable practitioners to provide higher-quality screening, exams, and procedural care, and give clinicians images with the clarity and definition they need to focus on early detection and intervention.

Exhibit 99, attached hereto, presents supplemental recast unaudited financial information reflecting the Company’s new reportable segment structure. This recast financial information is being provided to aid in comparability and has no impact on previously reported financial statements for any period.

The information furnished pursuant to Item 7.01, including Exhibit 99, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of GE HealthCare under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99	Recast unaudited historical financial information reflecting the Company’s new reportable segment structure
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GE HealthCare Technologies Inc.
(Registrant)

Date: July 29, 2026	/s/ George A. Newcomb
George A. Newcomb, Controller & Chief Accounting Officer (authorized signatory)